PROSPECTUS




PROFUNDS




November 10, 1997

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PRO FUNDS LOGO

                               TABLE OF CONTENTS

                               PAGE
                               ----
OVERVIEW......................   3
FEES AND EXPENSES.............   7
  Fee Tables..................   7
  Examples....................   9
SHAREHOLDERS' GUIDE...........  10
  How to Invest in the
     ProFunds.................  10
  How to Exchange Shares of
     the ProFunds.............  11
  How to Withdraw Money
     (Redeem Shares)..........  12
  Special Information
     Regarding Telephone
     Requests for Redemptions
     and Exchanges............  13
  How to Make Automatic
     Investments, Exchanges
     and Withdrawals..........  14
  Dividends and
     Distributions............  14
  Tax-Sheltered Retirement
     Plans....................  15
  Miscellaneous...............  16
SPECIAL CONSIDERATIONS........  18
  Tracking Error..............  18
  Aggressive Investment
     Techniques...............  18
  Leverage....................  19
  Non-Diversified Status......  19
INVESTMENT OBJECTIVES.........  21
  General.....................  21
  Benchmarks of the ProFunds..  21
  The Bull ProFund and
     UltraBull ProFund........  22
  The Bear ProFund and
     UltraBear ProFund........  22

                               PAGE
                               ----
  The Ultra OTC ProFund.......  23
  The Money Market ProFund....  24
INVESTMENT POLICIES AND
  TECHNIQUES..................  26
  Futures Contracts and
     Related Options..........  26
  Index Options
     Transactions.............  27
  Options on Securities.......  28
  Short Sales.................  29
  U.S. Government
     Securities...............  29
  Repurchase Agreements.......  30
  Cash Reserves...............  31
  Transaction Expenses........  31
  Other Investment Policies...  31
  Cash Management Portfolio...  32
  Special Information
     Concerning Master-Feeder
     Fund Structure...........  36
TAXES.........................  38
MANAGEMENT OF THE PROFUNDS....  40
  Investment Advisors.........  40
  Service Providers...........  42
  Cost and Expenses...........  44
  Portfolio Trading
     Practices................  45
GENERAL INFORMATION ABOUT THE
  TRUST.......................  46
  Organization and Description
     of Shares of Beneficial
     Interest.................  46
  Determination of Net Asset
     Value....................  46
  Fundamental Policies........  48
  Trustees and Officers.......  49
  Auditors....................  49

                       7900 WISCONSIN AVENUE, SUITE 300
                       BETHESDA, MARYLAND 20814

                       (888) PRO-5717 (FINANCIAL PROFESSIONALS ONLY)

PRO FUNDS LOGO         (888) PRO-FNDS ((888) 776-3637) (FOR ALL OTHERS)
--------------------------------------------------------------------------------


    This prospectus describes six ProFunds. The ProFunds offers two classes of shares: Service Shares and Investor Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value.



    Each non-money market ProFund seeks investment results that correspond each day to a specified benchmark. The following are the non-money market ProFunds and their benchmarks:





-----------------      ---------------------------------------------------------
      FUND                                     BENCHMARK
-----------------      ---------------------------------------------------------
Bull ProFund           S&P 500 Composite Stock Price Index(TM) ("S&P 500 Index")
UltraBull ProFund      Twice (200%) the performance of the S&P 500 Index
Bear ProFund           Inverse (opposite) of the performance of the S&P 500
                         Index
UltraBear ProFund      Twice (200%) the inverse (opposite) of the performance of
                         the S&P 500 Index
UltraOTC ProFund       Twice (200%) the performance of the NASDAQ 100 Index(TM)



    The ProFunds also include the Money Market ProFund. The Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital through investment in high quality money market instruments. UNLIKE OTHER MUTUAL FUNDS (AND THE OTHER PROFUNDS), THE MONEY MARKET PROFUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE CASH MANAGEMENT PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE

                                                          Continued on next page



                               INVESTMENT ADVISORS



     PROFUND ADVISORS LLC         BANKERS TRUST COMPANY
  Non-Money Market ProFunds     Cash Management Portfolio



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                The date of this Prospectus is November 10, 1997

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PRO FUNDS LOGO


Continued from Previous Page



PERFORMANCE OF THE MONEY MARKET PROFUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SHARES OF THE MONEY MARKET PROFUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND AN INVESTMENT IN THIS PROFUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE MONEY MARKET PROFUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED.



    The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in the ProFunds is appropriate. None of the ProFunds alone constitutes a balanced investment plan and the non-money market ProFunds are not intended for investors whose principal objective is current income or preservation of capital. See "Special Considerations." Because of the inherent risks in any investment, there can be no assurance that the ProFunds' investment objectives will be achieved.



    Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the ProFunds before investing. A Statement of Additional Information ("SAI"), dated November 10, 1997, containing additional information about ProFunds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this SAI is available, without charge, upon request to ProFunds at the address above or by telephoning ProFunds at the telephone numbers above.


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2
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                                    OVERVIEW


                                    PROFUNDS


    Each ProFund has its own distinct investment objective. There is, of course, no guarantee that any mutual fund will achieve its investment objective.

    The investment objectives of the ProFunds are as follows:


    The Bull ProFund and the UltraBull ProFund. The Bull ProFund's investment objective is to provide investment returns that correspond to the performance of the S&P 500 Index. The UltraBull ProFund's investment objective is to provide investment returns that correspond to 200% of the performance of the S&P 500 Index. The UltraBull ProFund should gain more than the Bull ProFund when the prices of the securities in the S&P 500 Index rise and lose more when such prices decline.


    The Bear ProFund and the UltraBear ProFund. The Bear ProFund's investment objective is to provide investment results that will inversely correlates to the performance of the S&P 500 Index. The UltraBear ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the S&P 500 Index.

    If the Bear ProFund is successful in meeting its objective, the net asset value of Bear ProFund shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of Bear ProFund shares will decrease in direct proportion to any increases in the level of the S&P 500 Index. The net asset value of shares of the UltraBear ProFund should increase or decrease approximately twice as much as does that of the Bear ProFund on any given day.

    The UltraOTC ProFund. The investment objective of the UltraOTC ProFund is to provide investment results that correspond to 200% of the performance of the NASDAQ 100 Index. The NASDAQ 100 Index includes 100 of the largest non-financial domestic companies listed on the NASDAQ National Market tier of The NASDAQ Stock Market.


    The Money Market ProFund. The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. To achieve its objective, the Money Market ProFund invests all of its investable assets in the Portfolio, which has the same investment objective as the Money Market ProFund. This two-tiered investment approach is commonly referred to as a master-feeder fund structure. See "Investment Policies and Techniques -- Special Information Concerning Master-Feeder Fund Structure."


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                                                                  Prospectus 3

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PRO FUNDS LOGO


    A discussion of each ProFund's investment objective and policies is provided below under "Investment Objectives" and "Investment Policies and Techniques."


SPECIAL RISK CONSIDERATIONS


    The ProFunds present certain risks to investors, some that are usually not associated with mutual funds, which are discussed below and elsewhere in this Prospectus. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in the ProFunds is appropriate. This discussion should be read in conjunction with the rest of the Prospectus and "Special Considerations."



    The ProFunds expect that a substantial portion of the assets of the ProFunds will be derived from professional money managers and investors who intend to invest in the ProFunds as part of their tactical investment strategies. These investors are likely to redeem or exchange their ProFund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by ProFund shareholders may result in considerable assets moving in and out of the ProFunds. Consequently, the ProFunds expect that they will experience unusually high portfolio turnover. This portfolio turnover will cause the realization of capital gains and losses, higher expenses and additional costs. Additionally, a high portfolio turnover may adversely affect the ability of a ProFund to meet its investment objective. For further information concerning the portfolio turnover of the ProFunds, see "Special Considerations" in this Prospectus.


    Shareholders in the Bear ProFund and the UltraBear ProFund should lose money while prices of the securities in the S&P 500 Index increase. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

    Investors in the UltraBull ProFund and the UltraBear ProFund employ leveraged investment techniques. Investors in these ProFunds will experience magnified losses in market conditions that are adverse to their investment objectives.

    While the ProFunds do not expect that their returns over the course of a year will deviate adversely from their respective current benchmarks by more than 10%, certain factors may affect their ability to achieve this correlation.

    The ProFunds (other than the Money Market ProFund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts. Employing these techniques requires special skills and knowledge. Also, there may be periods when the ProFunds may not be able

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4

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to liquidate their positions. These and other risks are more fully discussed under "Special Considerations", "Investment Objectives" and "Investment Policies and Techniques."



    Each non-money market ProFund is a "non-diversified" series of the ProFunds. A ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. Such ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. See "Special Considerations" for a discussion of these factors.



PURCHASES, REDEMPTIONS, AND EXCHANGES OF SHARES


    The shares of the ProFunds may be purchased and redeemed, without any sales or redemption charge, at the next determined net asset value per share of the ProFund. Purchases of shares may be made by check or wire transfer.


    The minimum initial investment in the ProFunds for investors who have engaged a registered investment adviser with discretionary authority over the shareholder's account is $5,000. The minimum is $15,000 for all other investors.


    Shares of any of the ProFunds may be exchanged at any time for shares of the same class of any other ProFund, without any charge, on the basis of their relative net asset values next computed.

    See "Shareholders Guide" for more information about buying, exchanging and redeeming ProFund shares.

INVESTMENT ADVISORS

    The investment advisor of the non-money market ProFunds is ProFund Advisors LLC (the "Advisor"). The Advisor is located in Bethesda, Maryland. See "Management of the ProFunds." The investment advisor of the Portfolio is Bankers Trust Company ("Bankers Trust"), a wholly-owned subsidiary of Bankers Trust New York Corporation.

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                                                                  Prospectus 5

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PRO FUNDS LOGO

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN


    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds. ProFund Advisors LLC, pursuant to a separate Administration Agreement, performs certain administrative and shareholder services on behalf of the ProFunds. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. UMB Bank, N.A. serves as the custodian of the ProFunds' securities and other assets.


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6

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                               FEES AND EXPENSES



FEE TABLES



     The following table illustrates all expenses and fees that a shareholder of the ProFunds' Investor Shares will incur in the first year of operations:



                                                                             MONEY
                           BULL    ULTRABULL   BEAR    ULTRABEAR  ULTRAOTC  MARKET
                          PROFUND   PROFUND   PROFUND   PROFUND   PROFUND   PROFUND
Shareholder Transaction
  Expenses:
Sales Load Imposed On
  Purchases..............   None      None      None      None      None      None
Sales Load Imposed On
  Reinvested Dividends...   None      None      None      None      None      None
Deferred Sales Load......   None      None      None      None      None      None
Redemption Fees(1).......   None      None      None      None      None      None
Exchange Fees............   None      None      None      None      None      None
Annual Fund Operating
  Expenses:
Advisory Fees............  0.75%     0.75%     0.75%     0.75%     0.75%     0.15%(2)
12b-1 Fees...............   None      None      None      None      None      None
Other Expenses After
  Waiver(3)(4)...........  0.58%     0.58%     0.58%     0.58%     0.58%     0.68%
Total ProFund Operating
  Expenses After Waiver..  1.33%     1.33%     1.33%     1.33%     1.33%     0.83%



     The following table illustrates all expenses and fees that a shareholder of the ProFunds' Service Shares will incur in the first year of operations:



                                                                            MONEY
                          BULL    ULTRABULL   BEAR    ULTRABEAR  ULTRAOTC  MARKET
                         PROFUND   PROFUND   PROFUND   PROFUND   PROFUND   PROFUND
Shareholder Transaction
  Expenses:
Sales Load Imposed on
  Purchases.............   None      None      None      None      None      None
Sales Load Imposed on
  Reinvested
  Dividends.............   None      None      None      None      None      None
Deferred Sales Load.....   None      None      None      None      None      None
Redemption Fees(1)......   None      None      None      None      None      None
Exchange Fees...........   None      None      None      None      None      None


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                                                                  Prospectus 7

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PRO FUNDS LOGO


                                                                            MONEY
                          BULL    ULTRABULL   BEAR    ULTRABEAR  ULTRAOTC  MARKET
                         PROFUND   PROFUND   PROFUND   PROFUND   PROFUND   PROFUND
Annual Fund Operating
  Expenses:
Advisory Fees...........  0.75%     0.75%     0.75%     0.75%     0.75%     0.15%(2)
12b-1 Fees..............   None      None      None      None      None      None
Other Expenses After
  Waiver(3)(4)..........  1.58%     1.58%     1.58%     1.58%     1.58%     1.68%
Total ProFund Operating
  Expenses After
  Waiver................  2.33%     2.33%     2.33%     2.33%     2.33%     1.83%


    (1) The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.


    (2) The Portfolio pays Bankers Trust a .15% advisory fee, of which the Money Market ProFund bears its pro rata portion. The ProFunds' Board of Trustees believes that the aggregate per share expenses of the Money Market ProFund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in money market securities.



    (3) Based on estimated expenses to be incurred in the ProFunds' first year of operations. Other expenses include fees of .15% (.35% in the case of the Money Market ProFund) for administration and shareholder services, and in the case of the Portfolio, an administration and services fee of .05%. The fee under each ProFund's Shareholder Services Plan is calculated on the basis of the average net assets of each ProFund's Service Shares at an annual rate not to exceed 1.00%.



    (4) Without waiver of administration fees, "Other Expenses" and "Total Operating Expenses" would be 0.71% and 1.46%, respectively, for the Investor Class and 1.71% and 2.46%, respectively, for the Service Class of the non-money market ProFunds. In the case of the Money Market ProFund, without waiver of administration fees, the amounts would be 0.87% and 1.02%, respectively for the Investor Class and 1.87% and 2.02%, respectively for the Service Class.


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8

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EXAMPLES

    Assuming hypothetical investments of $1,000 in Investor Shares of each of the ProFunds, a 5% annual return, and redemption at the end of each time period, an investor in each of the ProFunds would pay operating expenses as follows:


                                                                              3
                                                                   1 YEAR   YEARS
Bull ProFund.....................................................   $ 14     $ 42
UltraBull ProFund................................................     14       42
Bear ProFund.....................................................     14       42
UltraBear ProFund................................................     14       42
UltraOTC ProFund.................................................     14       42
Money Market ProFund.............................................      8       26



    Assuming hypothetical investments of $1,000 in Service Shares of each of the ProFunds, a 5% annual return, and redemption at the end of each time period, an investor in each of the ProFunds would pay operating expenses as follows:



                                                                              3
                                                                   1 YEAR   YEARS
Bull ProFund.....................................................   $ 24     $ 73
UltraBull ProFund................................................     24       73
Bear ProFund.....................................................     24       73
UltraBear ProFund................................................     24       73
UltraOTC ProFund.................................................     24       73
Money Market ProFund.............................................     19       60



    The preceding tables of fees and expenses are provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor in each of the ProFunds' Service Shares and Investor Shares. The fees and expenses of the Money Market ProFund reflect the expenses of both that ProFund and its pro rata share of the expenses of the Portfolio. The percentages shown above are based on estimates. The 5% assumed annual return is for comparison purposes only. For a more complete discussion of the fees connected with an investment in the ProFunds and the services provided to the ProFunds, see "Management of the ProFunds" in this Prospectus and in the SAI. THE PRECEDING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



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                                                                  Prospectus 9

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PRO FUNDS LOGO


                                 SHAREHOLDERS'
                                     GUIDE


HOW TO INVEST IN THE PROFUNDS

    General


    The shares of each ProFund are offered at the net asset value per share next computed after receipt of the investor's order. No sales charges are imposed on initial or subsequent investments in a ProFund. See "General Information About the Trust -- Determination of Net Asset Value".


    Minimum Investment


    The minimum initial investment in the ProFunds for investors who have engaged a registered investment adviser with discretionary authority over the shareholder's account is $5,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the ProFunds is $15,000. These minimums also apply to retirement plan accounts and are determined based upon the total investment in all ProFunds. ProFunds, at its discretion, may accept lesser amounts in certain circumstances. There is no minimum amount for subsequent investments, other than those made pursuant to the automatic investment plan, in a ProFund. ProFunds reserves the right to reject or refuse, at ProFunds' discretion, any order for the purchase of a ProFund's shares in whole or in part.


    How to Invest by Mail

    Fill out an application and make out a check payable to "ProFunds." Mail the check along with the application to:

       ProFunds
       P.O. Box 182800
       Columbus, OH 43218-2800


    The net asset value of shares purchased by mail will be computed based upon the price of shares next computed after the receipt of an investment by mail.


    How to Invest by Wire Transfer


    First, fill out an application and fax the completed application, along with the request for a confirmation number to the ProFunds at (800) 782-4797. Once you have received your confirmation number, you must then request that your bank wire transfer the purchase amount to the applicable ProFund along with the following instructions:


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10

--------------------------------------------------------------------------------

    Request a wire transfer to:

       UMB BANK, N.A.

       Routing Number: ABA #101000695

       For Account of ProFunds

       DDA #9870857952

       YOUR NAME
       YOUR CONFIRMATION NUMBER

    After instructing your bank to transfer money by wire, call the ProFunds at 888-PRO-FNDS and inform the ProFunds as to the amount that you have transferred and the name of the bank sending the transfer. Wire transfer requests may be made between 8:00 AM and 9:00 PM Eastern Time. However, wire transfers must be received by 3:30 PM Eastern Time to receive that day's net asset value. Wire transfer requests received after 3:30 PM Eastern Time are deemed to be received on the next business day of ProFunds and will be placed at the next determined net asset value on the next business day. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be thirty minutes prior to the close of such exchange or market. Your bank may charge a fee for such services. Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

    Purchase Through Securities Dealers

    Investments in the ProFunds may be made through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

HOW TO EXCHANGE SHARES OF THE PROFUNDS


    Shares of any ProFunds may be exchanged, without any charge, for shares of the same class of any other ProFunds on the basis of the respective net asset values of the shares involved. Exchanges may be made by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. TELEPHONE REQUESTS FOR SHARE EXCHANGES MAY ONLY BE MADE BETWEEN 8:00 AM AND 3:50 PM AND BETWEEN 4:30 PM AND 9:00 PM. Telephone requests for share exchanges will receive the net asset value per share next determined. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be fifteen minutes prior to the close of such exchange or market. The net asset value of share exchange requests made by mail will be computed based upon the price of shares next computed after the receipt of the request.


---------------------------------------------------- Prospectus 11 ------------

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PRO FUNDS LOGO


    Exchanges with respect to Self-Directed Accounts must be for at least $1,000 or 100% of the account value for the ProFund, whichever is less, from which the transfer is made. See "Shareholders' Guide -- Special Information Regarding Telephone Requests for Redemptions and Exchanges".


    To implement an exchange, shareholders must provide the following information:

       - Name and telephone number;
       - Account name and number;
       - Taxpayer identification number;
       - Number of or percentage of shares or dollar value of shares to be exchanged;
       - The name of the ProFunds from which the exchange is to be made; and
       - The name of the ProFunds to which the exchange is to be made.


    The privilege to initiate exchange transactions by telephone will be made available to ProFund shareholders automatically. Exchanges may only be made between identically registered accounts. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. In addition, see "Shareholders' Guide -- Special Information Regarding Written and Telephone Requests for Redemptions and Exchanges" regarding instructions received by telephone.


HOW TO WITHDRAW MONEY (REDEEM SHARES)

    General


    An investor can withdraw all or any portion of his investment by redeeming ProFund shares at the next determined net asset value per share after receipt of the order. Withdrawals may be made by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. TELEPHONE REQUESTS FOR SHARE REDEMPTIONS MAY ONLY BE MADE BETWEEN 8:00 AM AND 3:50 PM AND BETWEEN 4:30 PM AND 9:00 PM. Telephone requests for share redemptions will receive the net asset value per share next determined. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be thirty minutes prior to the close of such exchange or market. The net asset value of share redemption requests made by mail will be computed based upon the price of shares next computed after the receipt of the request.


    The privilege to initiate redemption transactions by telephone will be made available to ProFund shareholders automatically. Redemptions from Self-Directed Accounts must be for at least $1,000 or 100% of the account value for the ProFund, whichever is less, from which the transfer is made.

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12

--------------------------------------------------------------------------------

    Payment of the redemption proceeds will be made within seven days after the ProFunds' receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests will be delayed until the ProFunds' transfer agent is reasonably satisfied that the purchase payment has been collected by the ProFunds (which may require up to 15 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

    Wire of Withdrawals

    Shareholders may request payment by wire of withdrawal proceeds from a ProFund. The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.

    Draft Checks


    Investors may elect to redeem shares of the Money Market ProFund by draft check (minimum check -- $500) made payable to the order of any person or institution. Upon the ProFunds' receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Money Market ProFund's account. There is a $25 charge for each stop payment request on the draft checks. Investors are subject to the same rules and regulations that banks apply to checking accounts. A Money Market ProFund account may not be closed by draft check. This option is not available to Individual Retirement Account ("IRA") shareholders.


    Redemptions to Third Party or Other Address


    Telephone redemptions are sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. If the investor desires payment of redemption proceeds to a third party or to a location other than the investor's address of record or a bank account specified in the investor's account application, this request must be in writing, and the investor's signature must be guaranteed by a commercial bank, a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker, a credit union, a national securities exchange, registered securities association, clearing agency, or a savings association.


SPECIAL INFORMATION REGARDING TELEPHONE REQUESTS FOR REDEMPTIONS AND EXCHANGES


    When acting on telephone instructions believed to be genuine, the ProFunds will not be liable for any loss resulting from a fraudulent telephone transaction request, and the investor will bear the risk of any such loss. The ProFunds will



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                                                                  Prospectus 13

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PRO FUNDS LOGO


employ reasonable procedures to confirm that the telephone instructions are genuine; and if the ProFunds do not employ such procedures, then the ProFunds may be liable for any losses due to unauthorized or fraudulent instructions. The ProFunds follow specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than 5 business days after such transaction and/or tape recording of telephone instructions.



    Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of significant economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Telephone redemption and exchange privileges may be terminated or modified by the ProFunds at any time.


HOW TO MAKE AUTOMATIC INVESTMENTS, EXCHANGES AND WITHDRAWALS

    Investors may also purchase and redeem ProFund shares by arranging systematic monthly, bimonthly, quarterly or annual investments into the ProFunds (the "Automatic Investment Plan"), and redemptions from the ProFunds (the "Automatic Withdrawal Plan"). The minimum investment amounts are $1,000 per transfer and minimum withdrawal amounts are $500 per transfer. These minimums are waived for IRA shareholders 70 1/2 or older. Additionally, investors may exchange, on a regular basis, shares of the Money Market ProFund for shares of other ProFunds through ProFunds' Automatic Exchange Plan. For more information, including terms and conditions, about automatic investment, exchange and withdrawal features, please call the ProFunds at 888-PRO-FNDS.

DIVIDENDS AND DISTRIBUTIONS

    General

    All income dividends and capital gains distributions of each ProFund automatically will be reinvested in additional shares of the ProFund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise in writing. Dividends and distributions of a ProFund are taxable to the shareholders of the ProFund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the ProFund or received in cash. Statements of account will be sent to the ProFund shareholders at least quarterly.

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    All ProFunds Except Money Market ProFund

    The ProFunds, other than the Money Market ProFund intend to distribute annually any net investment income and net realized capital gains to shareholders. The ProFunds may declare a special distribution for any of these ProFunds if the ProFunds believe that such a distribution would be in the best interests of its shareholders.

    Money Market ProFund


    Shares begin accruing dividends on the day the purchase order is received in proper form and payment in the form of federal funds is received by BFSI, the ProFunds' transfer agent, and continue to earn dividends through the day before a redemption order for such shares is processed by BFSI. The Money Market ProFund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Money Market ProFund on a daily basis and (ii) distributes such dividends to shareholders of the Money Market ProFund on a monthly basis. Net realized capital gains will be distributed annually. The Money Market ProFund's net investment income consists of its share of the Portfolio's dividends and interest (including discount) accrued on its securities, less applicable expenses. The Money Market ProFund, however, may revise this dividend and distribution policy, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Money Market ProFund of a constant net asset value per share of $1.00.


TAX-SHELTERED RETIREMENT PLANS

    ProFunds sponsors IRAs which enable individuals to establish their own retirement program (including spousal IRAs, Rollover IRAs, SEP IRAs and Simple
IRAs). Fund-sponsored retirement plans are charged an annual $15.00 maintenance fee and receive tax reporting services. In addition, investors in the following retirement plans are eligible to invest in ProFunds:

                 - Keogh Accounts -- Defined Contribution Plans (Profit-Sharing
                   Plans)
                 - Keogh Accounts
                 - Money Purchase Plans
                 - Pension Plans
                 - Internal Revenue Code Section 403(b) Plans


    All ProFunds' IRA distribution requests must be made in writing to BFSI, the ProFunds' transfer agent. Any additional deposits to the ProFunds must distinguish the type and year of the contribution.


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                                                                 Prospectus 15

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PRO FUNDS LOGO

    For more information on ProFunds IRAs, or any other retirement plan, please call the ProFunds at 888-PRO-FNDS. Shareholders are advised to consult a tax adviser on ProFunds IRA contribution and withdrawal requirements and restrictions.

MISCELLANEOUS

    Involuntary Redemptions of Small Accounts


    Because of the administrative expense of handling small accounts, the ProFunds reserve the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemptions. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. Investors holding shares in a retirement account should be aware that any redemption from a retirement account may result in tax consequences including, but not limited to, a 10% penalty on the amount withdrawn if the shareholder is under the age of 59 1/2. Shareholders should consult their tax advisors about such tax consequences. The ProFunds reserve the right to modify their minimum investment requirements and the corresponding amounts below which involuntary redemptions may be effected.


    Suspension of Redemptions


    The right of redemption may be suspended, or the date of payment postponed:
(i) for any period during which the New York Stock Exchange ("NYSE"), the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission (the "Commission"), by order, may permit for protection of the ProFunds' investors.


    "Undeliverable" or "Uncashed" Dividend Checks

    If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the ProFunds at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be

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16

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canceled and will be reinvested in the ProFunds at the per share net asset value determined as of the date of cancellation.

    Transaction Charges

    In addition to charges described elsewhere in this Prospectus, the ProFunds also may make a charge of $25 for checks returned for insufficient or uncollectible funds.

    No Certificates


    In the interest of economy and convenience, physical certificates representing a ProFund's shares are not issued. Shares of each ProFund are recorded on a register by BFSI.


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                                                                 Prospectus 17

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PRO FUNDS LOGO


                                    SPECIAL


                                 CONSIDERATIONS


    The ProFunds present certain risks, some not typically associated with mutual funds. Shareholders should consider the special factors discussed below that are associated with the investment policies of the ProFunds in determining the appropriateness of investing in the ProFunds.


TRACKING ERROR



    While the ProFunds do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds; (2) less than all of the securities in the benchmark being held by a ProFund and securities not included in the benchmark being held by a ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.


AGGRESSIVE INVESTMENT TECHNIQUES

    Each of the ProFunds (other than the Money Market ProFund) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. These ProFunds expect that they will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these ProFunds will be held in liquid

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18

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instruments in a segregated account by these ProFunds as "cover" for these investment techniques.


    Participation in the options or futures markets by a ProFund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. For further information regarding these investment techniques, see "Investment Policies and Techniques."


LEVERAGE

    The UltraBull ProFund and the UltraBear ProFund intend to regularly use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds' shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund's total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds not been leveraged.

NON-DIVERSIFIED STATUS

    Each non-money market ProFund is a "non-diversified" series. A non-money market ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund's classification as a "non-diversified" in-


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                                                                  Prospectus 19

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PRO FUNDS LOGO

vestment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"). Each ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

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20

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                                   INVESTMENT
                                   OBJECTIVES


GENERAL

    The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Except for the Money Market ProFund, each ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

    Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a ProFund and the performance of its benchmark), certain factors will tend to cause a ProFund's investment results to vary from a perfect correlation to its benchmark. The ProFunds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

    It is the policy of the non-money-market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

BENCHMARKS OF THE PROFUNDS

    The S&P 500 Index. Standard & Poor's chooses the 500 stocks composing the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. The S&P 500 Index as referred to in this Prospectus does not include the effect of dividends paid on the stock of the companies included in the index. Standard & Poor's will not be a sponsor of, or in any other way be affiliated with, the ProFunds.


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                                                                  Prospectus 21

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PRO FUNDS LOGO

    The NASDAQ 100 Index. The NASDAQ 100 Index includes 100 of the largest non-financial domestic companies listed on the NASDAQ National Market tier of The NASDAQ Stock Market. Launched in January 1985, each security in the NASDAQ 100 Index is proportionately represented by its market capitalization in relation to the total market value of the NASDAQ 100 Index. The NASDAQ 100 Index reflects NASDAQ's largest growth companies across major industry groups. All index components have a minimum market capitalization of $500 million, and an average daily trading volume of at least 100,000 shares. NASDAQ will not be a sponsor of, or in any other way be affiliated with, the ProFunds.

THE BULL PROFUND AND ULTRABULL PROFUND

    The investment objective of the Bull ProFund is to provide investment returns that correspond to the performance of the S&P 500 Index. The investment objective of the UltraBull ProFund is to provide investment returns that correspond to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this correlation on each trading day. Under their investment objectives, the UltraBull ProFund should produce greater gains to investors when the S&P 500 Index rises and greater losses when the S&P 500 Index declines over the corresponding gain or loss of the Bull ProFund.

    In attempting to achieve their objectives, the Bull ProFund and the UltraBull ProFund expect that a substantial portion of their respective assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the ProFund pays or receives as the result of the transaction. These ProFunds may also invest in shares of individual securities which are expected to track the S&P 500 Index.

THE BEAR PROFUND AND ULTRABEAR PROFUND


    The Bear ProFund and the UltraBear ProFund are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index or to hedge an existing portfolio of securities or mutual fund shares. The Bear ProFund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P 500 Index. The UltraBear ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this inverse correlation on each trading day.


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22

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    If the Bear ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the Bear ProFund would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of the shares of the Bear ProFund would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index for that day. The net asset value of the UltraBear ProFund on the same days would increase or decrease approximately twice as much as the price change of the Bear ProFund.

    For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2%, respectively.

    Due to the nature of the Bear ProFund and the UltraBear ProFund, investors in these ProFunds could experience substantial losses during sustained periods of rising equity prices, with losses to investors in the UltraBear ProFund approximately twice as large as the losses to investors in the Bear ProFund.

    In pursuing its investment objectives, the Bear ProFund and the UltraBear ProFund generally do not invest in traditional securities, such as common stock of operating companies. Rather, the Bear ProFund and the UltraBear ProFund employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

    Under these techniques, the Bear ProFund and the UltraBear ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund pays or receives as the result of the transaction.

THE ULTRAOTC PROFUND

    The investment objective of the UltraOTC ProFund is to provide investment results that correspond to 200% of the performance of the NASDAQ 100 Index.

    The UltraOTC ProFund does not intend to hold the 100 securities included in the NASDAQ 100 Index. Instead, the UltraOTC ProFund intends to engage in


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                                                                  Prospectus 23

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PRO FUNDS LOGO


transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraOTC ProFund will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.



    Companies whose securities are traded on the over-the-counter ("OTC") markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.


THE MONEY MARKET PROFUND


    The Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital through investment in high quality money market instruments. The Money Market ProFund offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality and/or a longer term.



    The Money Market ProFund seeks to achieve its investment objective by investing the assets of the Money Market ProFund in the Portfolio, which has the same investment objective as the Money Market ProFund and is managed by Bankers Trust, 280 Park Avenue, New York, New York. There can be no assurances that the investment objective of either the Money Market ProFund or the Portfolio will be achieved. The investment objective of the Money Market ProFund and the Portfolio is a fundamental policy and may not be changed without the approval of the Money Market ProFund's shareholders or the


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24

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Portfolio's investors, respectively. See "Special Information Concerning Master-
Feeder Fund Structure" herein.


    The Portfolio invests in money market instruments, including corporate debt obligations, U.S. government securities, bank obligations and repurchase agreements. See "Investment Policies and Techniques -- Cash Management Portfolio" for a discussion of the Portfolio's investment policies. The Portfolio follows practices which are designed to enable the Money Market ProFund to maintain a $1.00 share price: limiting average maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Money Market ProFund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes.



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                                                                  Prospectus 25

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PRO FUNDS LOGO


                              INVESTMENT POLICIES


                                 AND TECHNIQUES


FUTURES CONTRACTS AND RELATED OPTIONS


    The ProFunds (other than the Money Market ProFund) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities. The ProFunds anticipate that they will primarily engage in transactions in futures contracts and related options on the CME.


    A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

    When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

    Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade.

    When a ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, a ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

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26

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    Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS TRANSACTIONS

    The ProFunds (other than the Money Market ProFund) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxes" herein.

    A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

    Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an

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                                                                  Prospectus 27

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PRO FUNDS LOGO

industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or
(ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

OPTIONS ON SECURITIES


    The ProFunds (other than the Money Market ProFund), may buy options and write (sell) options on securities. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a ProFund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the ProFunds will be conducted on recognized securities exchanges. A ProFund will not write options on securities unless it covers its position as described under "Index Options Transactions".


    A ProFund will realize a gain (or a loss) on a call or a put option previously purchased by the ProFund if the premium, less commission costs, received by the ProFund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the ProFund to purchase the call or the put option. If a put or a call option which the ProFund has purchased expires out-of-the-money (i.e., the exercise price of the option is less than the current market value of the underlying security), the option will become worthless on the expiration date, and the ProFund will realize a loss in the amount of the premium paid, plus commission costs.

    Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a

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28

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ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired.

    Because option premiums paid or received by a ProFund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

SHORT SALES

    The Bear ProFund and the UltraBear ProFund may engage in short sales transactions under which the ProFund sells a security it does not own. To complete such a transaction, the ProFund must borrow the security to make delivery to the buyer. The ProFund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

    Until the ProFund closes its short position or replaces the borrowed security, the ProFund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

U.S. GOVERNMENT SECURITIES

    The ProFunds may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these ProFunds employ, or for liquidity purposes.

    Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest

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                                                                  Prospectus 29

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PRO FUNDS LOGO

rates, therefore, would generally reduce the market value of a ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund's portfolio investments in these securities.

    Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which a ProFund invests, since the U.S. government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

REPURCHASE AGREEMENTS

    Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Advisor and, with respect to the Portfolio, Bankers Trust, will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds. In the event of a default or bankruptcy by the seller, the ProFund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the ProFund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the ProFund would suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds to treat repurchase agreements that do not

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30

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mature within seven days (or which may not be terminated within seven calendar days upon notice by the ProFund) as illiquid for the purposes of their investment policies.

CASH RESERVES

    As a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.


TRANSACTION EXPENSES



    The ProFunds anticipate that their investors, as part of an asset-allocation or market-timing investment strategy, will frequently exchange their shares of a particular ProFund for shares in other ProFunds pursuant to the exchange policy (see "How to Exchange Shares of the ProFunds"), which would cause the ProFunds to experience high portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. The Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund typically hold most of their investments in short-term options and futures contracts which are excluded for purposes of computing portfolio turnover. Therefore, based on the Commission's portfolio turnover formula, each of these ProFunds expects a portfolio turnover rate of approximately 0%.


OTHER INVESTMENT POLICIES

    The ProFunds also may engage in certain other investment practices described below. However, none of the ProFunds presently intends to invest more than 5% of the ProFund's net assets in any of these practices. Each of the ProFunds may purchase securities on a when-issued or delayed-delivery basis, and also may lend portfolio securities to brokers, dealers, and financial institutions. Each ProFund (other than the Money Market ProFund) may borrow money for investment purposes or invest in illiquid securities. Each of the ProFunds also may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. A

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                                                                  Prospectus 31

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PRO FUNDS LOGO


more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the SAI.


CASH MANAGEMENT PORTFOLIO


    Since the investment characteristics of the Money Market ProFund will correspond directly to those of the Portfolio, set forth below is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.


    The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:

    Bank Obligations. The Portfolio may invest in fixed rate or variable rate obligations of U.S. or foreign banks which have total assets at the time of purchase in excess of $1 billion and are rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 or higher by Standard & Poor's Ratings Group ("S&P Ratings") or, if not rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, time deposits and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks. If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which may include subsidiaries of U.S. banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes, interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio's concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its invest-

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32

--------------------------------------------------------------------------------

ments were not so concentrated. A description of the ratings set forth above is provided in the Appendix to the SAI.

    Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. and foreign corporations. Commercial paper when purchased by the Portfolio must be rated Prime-1 by Moody's or A-1 or higher by S&P Ratings or, if not rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

    Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default.


    Other Debt Obligations. The Portfolio may invest in bonds, notes and debentures that at the time of purchase have outstanding short-term ratings meeting the rating requirements described above, or if such commercial paper is unrated or if no such commercial paper is outstanding, are rated at least AA by S&P Ratings or Aa by Moody's. Such obligations, at the time of investment, must have or be deemed to have less than 397 days to maturity.



    U.S. Government Obligations. The Portfolio may invest in obligations issued and guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. See "Investment Policies and Techniques -- U.S. Government Securities" herein.


    Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions counterparties approved by the Board of Trustees of the Portfolio.


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                                                                  Prospectus 33

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PRO FUNDS LOGO


Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, reviews the creditworthiness of those counterparties with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. See "Investment Policies and Techniques -- Repurchase Agreements".


    Securities Lending. The Portfolio is permitted to lend up to 20% of the total value of its securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or equivalent collateral or a letter of credit at least equal to 100% of the current market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially.


    Reverse Repurchase Agreement. The Portfolio may enter into reverse repurchase agreements. See "Investment Objectives and Policies" in the SAI for a more detailed description of reverse repurchase agreements.


    Credit Enhancement. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund's share price. The Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks.

    Additional Investment Limitations. The Money Market ProFund has the same investment restrictions as the Portfolio, except that the Money Market ProFund may invest all of its assets in another open-end investment company with the same investment objective, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in foreign and domestic bank obligations. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except for U.S. government obligations and repurchase agreements, which may be purchased without limitation. The Portfolio is also authorized to borrow, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets for temporary purposes,

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34

--------------------------------------------------------------------------------

but not for leverage, and to pledge its assets to the same extent in connection with these borrowings. See the SAI for additional information with respect to reverse repurchase transactions. At the time of investment, the Portfolio's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The SAI contains further information on the Money Market ProFund's and the Portfolio's investment restrictions.

    Portfolio Quality and Maturity. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations ("NRSRO") (or one such NRSRO if that NRSRO is the only such NR which rates the security), or if unrated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. A description of such ratings is provided in the Appendix to the SAI. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio.

    When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities occurs beyond the normal settlement period; and payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.


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                                                                  Prospectus 35

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PRO FUNDS LOGO

    Securities purchased on a when-issued or delayed-delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will segregate with the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed-delivery commitment.

    Asset-Backed Securities. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

    Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in the Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.


    The ProFunds' Board of Trustees believes that the Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the Money Market ProFund will be


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36

--------------------------------------------------------------------------------

less than if the Money Market ProFund invested directly in the securities held by the Portfolio.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever the ProFunds are requested to vote on matters pertaining to the Portfolio, the ProFunds will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of the Money Market ProFund's shareholders. Money Market ProFund shareholders who do not vote will not affect the ProFunds votes at the Portfolio meeting. The percentage of the Trust's votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the ProFunds in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

    Certain changes in the Portfolio's investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

    The Money Market ProFund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the ProFunds determines that it is in the best interests of the shareholders of the Money Market ProFund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Money Market ProFund in another pooled investment entity having the same investment objective as the Money Market ProFund or the retaining of an investment adviser to manage the Money Market ProFund's assets in accordance with the investment policies described above with respect to the Portfolio.


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                                                                  Prospectus 37

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PRO FUNDS LOGO


                                     TAXES



    Each of the ProFunds intends to elect to be treated to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders, the ProFunds intend to make timely distributions in order to avoid tax liability.



    Dividends out of net ordinary income and distribution of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.



    The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as gain from the sale of a capital asset held for more than one year, regardless of the length of time a shareholder has held the ProFund shares. The ProFunds expect that such dividends will be taxable to shareholders as long-term gain, although the matter is not free from doubt. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.



    The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.



    Any dividend or distribution paid by a ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by a ProFund. The price of shares purchased at that time will include the amount of the forthcoming distribution, but the distribution will be taxable to the shareholder.



    A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


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38

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    Shareholders will be advised annually as to the federal tax status of dividends and capital gains distribution made by the ProFunds for the preceding year. Distributions by ProFunds generally will be subject to state and local taxes.



    Certain shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the ProFunds are required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemption. Amounts withheld may be credited against a shareholder's federal income tax.



    The foregoing is a brief summary of federal income tax consequences of owning ProFund shares. For more information about federal, state and local taxes, please see your tax adviser and the SAI.



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                                                                  Prospectus 39

--------------------------------------------------------------------------------

PRO FUNDS LOGO


                                   MANAGEMENT


                                OF THE PROFUNDS



INVESTMENT ADVISORS


    ProFund Advisors LLC

    The ProFunds are provided investment advice and management services by ProFund Advisors LLC, a Maryland limited liability company formed on May 8, 1997, with offices at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814. Louis M. Mayberg and Michael L. Sapir own a controlling interest in the Advisor.


    Under an investment advisory agreement between the non-money market ProFunds and the Advisor, dated October 28, 1997, the non-money market ProFunds each pay the Advisor a fee at an annualized rate, based on the average daily net assets for each respective ProFund, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFunds, subject to the general supervision and control of the ProFunds' Board of Trustees and officers. The Advisor bears all costs associated with providing these advisory services and the expenses of the ProFunds who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund shares, and otherwise currently pays all distribution costs for ProFund shares.


    As recently created entities, the ProFunds will be subject to all the risks incident to the creation of a new business, including the absence of a history of operations. The Advisor is a newly created entity and, as such, prior to the commencement of operations of the ProFunds, had no previous experience in providing investment management services to an investment company. Michael L. Sapir, the Advisor's chairman and chief executive officer, is the former senior vice president of Padco Advisors, Inc., the investment adviser to the Rydex(R) Funds and was an attorney in private practice for over thirteen years specializing in advising issuers of investment products, including mutual funds. Louis M. Mayberg, the Advisor's president, co-founded an investment banking firm in 1986 and has been responsible for, among other things, managing the investment "hedge" fund sponsored by that firm. William E. Seale, Ph.D., the Advisor's and the ProFunds' portfolio director, has over twenty-five years of experience with respect to the commodity futures markets, including serving for five years pursuant to a presidential appointment as commissioner to the United States Com-


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40

--------------------------------------------------------------------------------

modities Futures Trading Commission. The ProFunds' Administrator, BISYS, provides operations, compliance and administrative services for investment companies.

    Bankers Trust

    The Money Market ProFund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has as its investment adviser, Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, and a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust currently receives an investment management fee for its services to the Portfolio in the amount of 0.15% of the average daily net assets of the Portfolio.

    Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to international and domestic institutional markets. As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $240 billion in assets under management globally.

    Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

    Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it


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                                                                  Prospectus 41

--------------------------------------------------------------------------------

PRO FUNDS LOGO

selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

SERVICE PROVIDERS

    Administrator, Transfer Agent, Fund Accounting Agent and Custodian

    BISYS acts as Administrator to the ProFunds. BISYS provides administrative services necessary for the operation of the ProFunds, including, among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Commission and state securities commissions, and (iii) general supervision of the operation of the ProFunds, including coordination of the services performed by the ProFunds' Advisor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the ProFunds and pays the compensation of the ProFunds' officers and employees affiliated with BISYS.


    For its services as Administrator, each ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to 0.05% of average daily net assets of $1 billion and over. BFSI, an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. Additionally, ProFunds, BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters. The address of BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.


    ProFunds Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds. For these services, each non-money market ProFund will pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets. Under this agreement, ProFund Advisors LLC may receive up to 0.35% of the Money Market ProFund's average daily net assets for providing feeder fund management and administrative services to the Money Market ProFund, which services include monitoring the performance of the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

underlying investment company in which the Money Market ProFund invests, coordinating the Money Market ProFund's relationship with such entity, communicating with the Trust's Board of Trustees and shareholders regarding such entity's performance and the Money Market ProFund's two-tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the Money Market ProFund.

    Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others at Bankers Trust's expense.

    UMB Bank, N.A. acts as custodian to the ProFunds; its address is 928 Grand Avenue, Kansas City, Missouri.


    Distributor



    Concord Financial Group, Inc. will serve as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc., an affiliate of BISYS, receives no compensation from the ProFunds for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43215.



    Shareholder Services Plan -- Service Shares



    Each ProFund has adopted a Shareholder Services Plan (the "Plan") and related agreement ("Shareholder Services Agreement"). The Plan provides that each ProFund will make payments to Authorized Firms (defined below) in an amount up to 1.00% (on an annual basis) of the average daily value of the net assets of such ProFund's Service class of shares attributable to or held in the name of an Authorized Firm for its clients. The Plan provides that the fee will be paid to registered investment advisers, banks, trust companies and other financial organizations ("Authorized Firms"), for providing account administration and other services to their clients who are beneficial owners of such shares.


    The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions


--------------------------------------------------------------------------------
                                                                  Prospectus 43

--------------------------------------------------------------------------------

PRO FUNDS LOGO

and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment ("sweep") functions for shareholders; and account administration services. ProFunds expects that the level of services provided with respect to these accounts will be more extensive than typically occurs under shareholder servicing plans.

    Holders of Service Shares of a ProFund will bear all fees paid under the Plan with respect to such shares as well as any other expenses which are directly attributable to such shares.


    Authorized Firms may charge other fees to their clients who are the beneficial owners of Service Shares in connection with their client accounts. These fees would be in addition to any amounts received by the Authorized Firms and would be for services other than those provided under the Shareholder Service Agreement. Under the terms of the Shareholder Service Agreement, Authorized Firms are required to provide their clients with a schedule of fees charged to such clients which relate to the investment of customers' assets in Service Shares.



    Each ProFund will accrue payments made pursuant to the Plan daily. The payments under the Plan which are required to be accrued to the ProFunds' Service Shares on any day will not exceed the distributable income to be accrued to such shares on that day. All inquiries by a beneficial owner of Service Shares must be directed to such owner's Authorized Firm.


COSTS AND EXPENSES


    The ProFunds bear all expenses of their operations other than those assumed by the Advisor or BISYS. Expenses of the ProFunds include, but are not limited to: the advisory fee; administrative, transfer agent, and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustee's fees and expenses. In order to increase the return to investors, both the Advisor and Bankers Trust may from time to time agree to voluntarily waive or reduce their respective fees, while retaining their ability to be reimbursed for such fees prior to the end of each fiscal year.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO TRADING PRACTICES

    The Advisor determines which securities to purchase and sell for each non-money market ProFund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects that the non-money market ProFunds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor's policy is to obtain the most favorable combination of price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a commission may sometimes be paid that is higher than the lowest commission available. The ability to receive research services may be a factor in the selection of one dealer acting as a principal over another.

    When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors, including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor may use these services in connection with all of the Advisor's investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the non-money market ProFunds.


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                                                                  Prospectus 45

--------------------------------------------------------------------------------

PRO FUNDS LOGO


                              GENERAL INFORMATION
                                ABOUT THE TRUST


ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

    ProFunds (the "Trust") is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of six separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Shares and the Investor Shares.

    All shares of the ProFund are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

    Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds' shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.


    The Declaration of Trust of the ProFunds disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.


DETERMINATION OF NET ASSET VALUE


    The net asset values of the shares of the ProFunds are determined as of the close of business on each day the Chicago Mercantile Exchange ("CME") is open for business, normally 4:15 PM (in the case of the Money Market ProFund, net


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


asset value is determined as of the close of business of each day the NYSE is open for business). Currently, the CME and the NYSE are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. Although the ProFunds expect the same holiday schedules to be observed in the future, the CME and the NYSE may modify its holiday schedule at any time.



    The net asset value of each class of shares of a ProFund serves as the basis for the purchase and redemption price of that class of shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund's assets attributed to a specific class (in the case of the Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. If market quotations are not readily available, a security will be valued at fair value by the Trustees of ProFunds or by the Advisor using methods established or ratified by the Trustees of ProFunds. The Money Market ProFund's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.



    The Portfolio will utilize the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund's net asset value. The Board of Trustees of the Portfolio will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.



    The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than


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                                                                  Prospectus 47

--------------------------------------------------------------------------------

PRO FUNDS LOGO


convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the ProFunds' Board of Trustees.



    Puts, calls and futures contracts purchased and held by the ProFunds are valued at the close of the securities or commodities exchanges on which they are traded. (Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:15 p.m. Eastern Time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern Time.) Options on securities and indices purchased by a ProFund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the ProFunds will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the ProFunds will be either the closing price or the asked price. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.



FUNDAMENTAL POLICIES



    The investment objectives (except the specific benchmarks which are tracked by the ProFunds) and certain investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund, as defined in the 1940 Act. All other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the trustees of the ProFunds without the approval of shareholders.



    The ProFunds may consider changing a ProFund's benchmark if, for example, the current benchmark becomes unavailable; the ProFunds believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the ProFund's investment results to correspond sufficiently to its current benchmark. If believed appropriate, the


------- 48 --------------------------------------------------------------------

--------------------------------------------------------------------------------


ProFunds may specify a benchmark for a ProFund that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund will achieve its objective.



TRUSTEES AND OFFICERS



    The ProFunds has a Board of Trustees which is responsible for the general supervision of ProFunds' business. The day-to-day operations of the ProFunds are the responsibility of the ProFunds' officers.



AUDITORS



    Coopers & Lybrand LLP are the auditors of and the independent public accountants for ProFunds.



    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.


--------------------------------------------------------- Prospectus 49 --------

--------------------------------------------------------------------------------



                      [THIS PAGE INTENTIONALLY LEFT BLANK]



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                                                                  Prospectus 49

INVESTMENT ADVISOR
------------------
  ALL NON-MONEY MARKET PROFUNDS
    ProFunds Advisors LLC
    7900 Wisconsin Avenue, Suite 300
    Bethesda, Maryland 20814

  MONEY MARKET PROFUND
    Bankers Trust Company
    130 Liberty Street
    New York, NY 10006


ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTING AGENT
----------------------------------------------------
  BISYS Fund Services
  3435 Stelzer Road
  Columbus, Ohio 43219-3035

PROFUNDS COUNSEL
----------------
  Dechert Price & Rhoads
  1500 K Street, N.W.
  Washington, D.C. 20005-1208

INDEPENDENT AUDITORS
--------------------
  Coopers & Lybrand LLP
  100 East Broad Street,
  Suite 2100
  Columbus, Ohio 43215-3671

CUSTODIAN
---------
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64141



                                    PROFUNDS

                                     PART B

                                    PROFUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814
              (888) 776-5717 (Registered Investment Advisers Only)
                         (888) PRO-FNDS (For All Others)

     This prospectus describes six ProFunds. Each ProFund offers two classes of shares: Service Shares and Investor Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value. Each non-money-market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

     The ProFunds include the Money Market ProFund. The Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital through investment in high quality money market instruments. Unlike other mutual funds, the Money Market ProFund seeks to achieve its investment objective by investing all of its investable assets in the Cash Management Portfolio (the "Portfolio"), a separate investment company with an identical investment objective. The performance of the Money Market ProFund will correspond directly to the investment performance of the Portfolio.


     The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan and are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds' investment objectives will be achieved.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with ProFunds' Prospectus, dated November 10, 1997, which incorporates this Statement of Additional Information by reference. A copy of the Prospectus is available, without charge, upon request to at the address above or by telephoning at the telephone numbers above.

     The date of this Statement of Additional Information is November 10, 1997.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                    Page
                                                                    ----


THE PROFUNDS.......................................................   4
INVESTMENT POLICIES AND TECHNIQUES.................................   4
INVESTMENT RESTRICTIONS............................................  10
PORTFOLIO TRANSACTIONS AND BROKERAGE...............................  15
MANAGEMENT OF PROFUNDS.............................................  19
TAXATION...........................................................  23
PERFORMANCE INFORMATION............................................  23
FINANCIAL STATEMENTS...............................................  26
APPENDIX -- DESCRIPTION OF SECURITIES RATINGS...................... A-1

                                    PROFUNDS

     ProFunds (the "Trust") is an open-end management investment company, and currently comprises six separate series. Other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of the same class of any other ProFund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the ProFund, certain minimum investment levels are maintained (see "Shareholders' Guide -- how to Exchange Shares of the ProFunds" in the Prospectus).



                       INVESTMENT POLICIES AND TECHNIQUES

GENERAL

     Reference is made to the sections entitled "Investment Objectives" and "Investment Policies and Techniques" in the ProFund's Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by its investment adviser, ProFund Advisors LLC, a Maryland limited liability company with offices at 7900 Wisconsin Avenue, NW, Bethesda, Maryland (the "Advisor"). The Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio which has as its investment adviser, Bankers Trust Company ("Bankers Trust").

     The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. The ProFund is free to reduce or eliminate the ProFund's activity in any of those areas without changing the ProFund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund's objectives.

FUTURES CONTRACTS

     The non-money market ProFunds may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these ProFunds would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the ProFund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

     The ProFunds will cover their positions when they write a futures contract or option on a futures contract. A ProFund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

INDEX OPTIONS

     The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the ProFund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective ProFund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES


     The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective ProFund's investment objective. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     If a ProFund that writes an option wishes to terminate the ProFund's obligation, the ProFund may effect a "closing purchase transaction." The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.


U.S. GOVERNMENT SECURITIES

     Each non-money market ProFund and the Portfolio also may invest in U.S. government securities. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

     Each of the ProFunds may enter into repurchase agreements with financial institutions. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor and, in the case of the Money Market ProFund, Bankers Trust. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund, amounts to more than 15% (10% with respect to the Money Market ProFund) of the ProFund's total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor and, in the case of the Money Market ProFund, Bankers Trust, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS


     The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of that ProFund's investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolios intend to use the reverse repurchase technique only when it will be to the ProFund/Portfolio's advantage to do so and the Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolios will establish a segregated account with their custodian bank in which the ProFund/Portfolio will maintain cash or liquid instruments equal in value to the ProFund/Portfolio's obligations in respect of reverse repurchase agreements.


BORROWING

     The ProFunds (other than the Portfolio except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will increase more when the ProFund's portfolio assets increase in value and decrease more when the ProFund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund's assets should fail to meet this 300% coverage test, the ProFund, within three days (not including Sundays and holidays), will reduce the amount of the ProFund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

     Subject to the investment restrictions set forth below, each of the ProFunds and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund/Portfolio will not lend more than 33% of the value of the ProFund's total assets, except that the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund's/Portfolio's shareholders. A lending ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial Trustees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


     Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund's net asset value. A ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

     The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds will maintain liquid instruments equal to or greater in value than the ProFund's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund's net asset value or income will be adversely affected by the ProFund's purchase of securities on a when-issued or delayed delivery basis.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The ProFunds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund's shareholders will indirectly bear the ProFund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund's own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund's own operations.

ILLIQUID SECURITIES

     While none of the ProFunds anticipates doing so, each of the ProFunds and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund's/Portfolio's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"),illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or Bankers Trust considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

     Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of ProFunds have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to Bankers Trust. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund's liquidity.

BANK OBLIGATIONS (MONEY MARKET PROFUND AND THE PORTFOLIO)

     For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Portfolio's Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment concerning the types of securities and other instruments in which the Portfolio may invest.

COMMERCIAL PAPER AND OTHER DEBT OBLIGATIONS (MONEY MARKET PROFUND AND THE PORTFOLIO)

     The commercial paper and other debt obligations in which the Portfolio may invest are short-term, unsecured negotiable promissory notes of U.S. or foreign corporations that at the time of purchase meet the rating criteria described in the Prospectus. Investments in foreign commercial paper generally involve risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

PORTFOLIO TURNOVER

     As discussed in the Prospectus, the ProFunds anticipate that their investors as part of their strategy, will frequently exchange shares of the ProFunds for shares in other ProFunds pursuant to the exchange policy, as well as frequently redeem shares of the ProFunds (see "Shareholders' Guide -- How to Exchange Shares of the ProFunds" in the Prospectus). The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. Because each ProFund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund's investors, it is difficult to estimate what the ProFund's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the non-money market ProFunds invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. The Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover. Therefore, based on the Commission's portfolio turnover formula, each of these ProFunds expects a portfolio turnover rate of approximately 0%.


                             INVESTMENT RESTRICTIONS


     The ProFunds and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the ProFund or the Portfolio, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or
(ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

     A non-money market ProFund may not:

         1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).


         2. Make investments for the purpose of exercising control or management.

         3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

         4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

         5. Issue senior securities to the extent such issuance would violate applicable law.

         6. Borrow money, except that the ProFund (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
              (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

         7. Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

         8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

     THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUST, WITH RESPECT TO THE MONEY MARKET PROFUND, AND BY THE PORTFOLIO. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE PROSPECTUS OR ELSEWHERE HEREIN, THE MONEY MARKET PROFUND AND THE PORTFOLIO MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

     The investment restrictions below have been adopted by the Trust with respect to the Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever the Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund shareholders and will cast its votes as instructed by the shareholders. The Money Market ProFund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

     Under investment policies adopted by the Money Market ProFund and by the Portfolio, each of the Money Market ProFund and Portfolio may not:

         1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the ProFund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at the lower of cost or market.

         2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

         3. Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the ProFund and the Portfolio may be invested without regard to this restriction; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

         4. Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of foreign and U.S. Banks provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

         5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         6. Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

         7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

         8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

         9. Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund's assets in an open-end management investment company with substantially the same investment objective as the ProFund.

         10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

         11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFunds' assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

         12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

         13. Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or Bankers Trust owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

         14. Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

     Additional Restrictions. In order to comply with certain statutes and policies, the Portfolio (or Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

         (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (ProFund's) total assets (taken at cost), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (ProFund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v)  invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (ProFund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
        (b) more than 5% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (ProFund); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (ProFund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

(vii) invest more than 15% of the Portfolio's (ProFund's) total net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations;
        (iii) is rated one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (ProFund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii) invest more than 5% of the Portfolio's (ProFund's) total assets in securities issued by issuers which (including predecessors) have been in operation less than three years;

(ix) invest more than 10% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (ProFund's) Board of Trustees);

(x) with respect to 75% of the Portfolio's (ProFund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (ProFund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) if the Portfolio (ProFund) is a "diversified" ProFund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

(xii) purchase or retain in the Portfolio's (ProFund's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (ProFund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii) invest more than 5% of the Portfolio's (ProFund's) net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (ProFund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's (ProFund's) net assets may be invested in warrants not listed on the American Stock Exchange or the New York Stock Exchange, Inc. ("NYSE");
                                       14

(xiv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (ProFund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (ProFund) has no current intention to engage in short selling).


        The Money Market ProFund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio, or any other registered investment company investing in the Portfolio, is registered.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS


        Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

        The policy of each ProFund regarding purchases and sales of securities for a ProFund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

        Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

        In seeking to implement a ProFund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

        The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

MONEY MARKET PROFUND AND THE PORTFOLIO

        Decisions to buy and sell securities and other financial instruments for the Money Market ProFund and the Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Portfolio's Board of Trustees. Although investment requirements for the Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust (the "Other Portfolios"), investments of the type the Portfolio may make may also be made by these Other Portfolios. When the Portfolio and one or more Other Portfolios or accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

        Purchases and sales of securities on behalf of the Portfolio usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. government obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

        Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Commission. Under rules adopted by the Commission, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

        In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing bases. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

        The valuation of the Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

        The Portfolio's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

        Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

        The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.


       Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its Net Asset Value ("NAV"). At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                             MANAGEMENT OF PROFUNDS


        The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the ProFunds are the responsibilities of ProFunds' officers. The names and addresses (and ages) of the Trustees of the Trust and the Portfolio, the officers of the Trust and the Portfolio, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by ProFund Advisors LLC.

TRUSTEES AND OFFICERS OF PROFUNDS

        Michael L. Sapir* (birthdate: May 19, 1958): Trustee, Chairman and Chief Executive Officer; Chairman and Chief Executive Officer, ProFund Advisors LLC; Principal, Law Offices of Michael L. Sapir; Rydex Distributors, Inc., President; Padco Advisors, Inc., Senior Vice President, General Counsel; Jorden Burt Berenson & Klingensmith, Partner. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

        Louis M. Mayberg* (birthdate: August 9, 1962): Trustee, Secretary; ProFund Advisors LLC, President; Potomac Securities, Inc., President; National Capital Companies, LLC, Managing Director. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

        Thresa Dewar: (birthdate: March 13, 1954): Treasurer; BISYS Fund Services, Vice President, Financial Administration; Healthy You Food Market of Marco, Inc.; Federated Administrative Services, Vice President and Controller.

        Michael C. Wachs (birthdate: October 21, 1961): Trustee; Delancy Investment Group, Inc., Vice President; First Union National Bank, Vice President/Senior Underwriter; First Union Capital Markets Corp., Vice President; Vice President/Senior Credit Officer; Vice President/Team Leader. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

        Russell S. Reynolds, III (birthdate: July 21, 1957): Trustee; Directorship, Inc., Managing Director, Chief Financial Officer and Secretary; Quadcom Services, Inc., President. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

        Michael D. Miller (birthdate: May 5, 1971): Vice President; BISYS Fund Services, Client Service Manager, Transfer Agency Client Relationship Manager, Supervisor, Client Technology Support.

        *This Trustee is deemed to be an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

                            TRUSTEE COMPENSATION TABLE

        The following table reflects estimated fees paid to the Trustees for the year ended December 31, 1997.

Name of
Person: Position                                   Compensation
----------------                                   ------------

Michael L. Sapir, Trustee, Chairman
and Chief Executive Officer                            None

Louis M. Mayberg, Trustee, President,                  None
Secretary

Russell S. Reynolds, III
Trustee                                               $1,250

Michael C. Wachs
Trustee                                               $1,250

TRUSTEES AND OFFICERS OF THE PORTFOLIO:

        The Board of Trustees of the Portfolio ("Portfolio Trustees") is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Portfolio. In addition the Portfolio Trustees review contractual arrangements with companies that provide services to the Portfolio.

        The Portfolio Trustees and officers of the Portfolio, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

        Trustees of the Portfolio:
        --------------------------

        Philip Saunders, Jr. (birthdate: October 11, 1935): Portfolio Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John HancockHome Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

        Charles P. Biggar (birthdate: October 13, 1930): Portfolio Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batement, Eichler, Hill, Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

        S. Leland Dill (birthdate: March 28, 1930): Portfolio Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; director, Sweig Series Trust; formerly Partner of KPMG Peat Marwick; director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

        Officers of the Portfolio:
        --------------------------

        Ronald M. Petnuch (birthdate: February 27, 1960): President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

        Charles L. Davis, Jr. (birthdate: March 23, 1960): Vice President and Assistant Treasurer; Vice President, FAS.

        Jay S. Neuman (birthdate: April 22, 1950): Secretary; Corporate Counsel, FI.

        No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of BISYS or any of its affiliates will receive any compensation from the Trust or Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

                      PORTFOLIO TRUSTEE COMPENSATION TABLE

        The following table reflects fees paid to the Portfolio Trustees for the year ended December 31, 1996.

                                    Aggregate Compensation
     Name of                             from Cash            Total Compensation
     Person; Position               Management Portfolio*     from Fund Complex *
     ----------------               ---------------------     -------------------
Philip W. Coolidge**
Trustee, BT Institutional Funds,
BT Pyramid Mutual Funds and
Portfolio                                 $   78.13                 $   140

Charles P. Biggar
Trustee, BT Institutional Funds
and Portfolio                             $1,796.88                 $12,350

S. Leland Dill
Trustee, Portfolio                        $1,796.88                 $   625

Philip Saunders, Jr.
Trustee, Portfolio                        $1,796.88                 $   625


* Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short Intermediate U.S. Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio.

**      Mr. Coolidge resigned as a Trustee effective August 11, 1997.

        As of October 20, 1997, the Portfolio Trustees and Officers owned in the aggregate less than 1% of the shares of the Portfolio.

INVESTMENT ADVISERS

        PROFUND ADVISORS LLC

        Under an investment advisory agreement between the ProFunds, other than the Money Market ProFund, and the Advisor, dated October 28, 1997, each such ProFund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such Trustees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFunds' shares, and otherwise currently pays all distribution costs for ProFunds' shares.

        BANKERS TRUST

        Under the terms of an investment advisory agreement (the "Advisory Agreement") between the Portfolio and Bankers Trust, Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's and/or the Money Market ProFund's investment objectives, restrictions and policies, as stated herein and in the Prospectus;
(iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

        Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of Bankers Trust, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

        For the fiscal years ended December 31, 1996, 1995 and 1994, Bankers Trust earned $4,935,288, $3,847,729 and $3,807,085, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $761,230, $578,251 and $537,651, respectively, to the Portfolio to cover expenses.

        Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

        BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds and the Funds under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

        For its services as Administrator, each ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to .05% of average daily net assets of $1 billion and over. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. Additionally, ProFunds and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters ($1,100,000). The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

        ProFunds Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to the Money Market ProFund. These services include monitoring the performance of the underlying investment company in which the Money Market ProFund invests, coordinating the Money Market ProFund's relationship with that investment company, and communicating with the Trust's Board of Trustees and shareholders regarding such entity's performance and the Money Market ProFund's two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the Money Market ProFund. For these services, the ProFunds will pay to ProFunds Advisors LLC a fee at the annual rate of .15% of its average daily net assets for all non-money market ProFunds and .35% of its average daily net assets for the Money Market ProFund.

        Under an Administration and Services Agreement, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. Bankers Trust will generally assist in all aspects of the Portfolio's operations and will: supply and maintain office facilities (which may be in Bankers Trust's own offices); statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio); internal auditing, executive and administrative services; and information and supporting data for reports to and filings with the Commission and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate the net asset value, net income and realized capital gains or losses of the Portfolio; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services. Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") Federated Securities Company performs sub-administration duties for the Portfolio as from time to time may be agreed upon by Bankers Trust and Federated Securities Company. The Sub-Administration Agreement provides that Federated Securities Company will receive such compensation as from time to time may be agreed upon by Federated Securities Company and Bankers Trust. All such compensation will be paid by Bankers Trust.

        For the fiscal years ended December 31, 1996, 1995 and 1994, Bankers Trust earned compensation of $1,645,096, $1,282,576 and $1,269,028, respectively, for administrative and other services provided to the Portfolio.

        UMB Bank, N.A. acts as custodian to the non-money market ProFunds. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

     INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand LLP serves as independent auditors to the ProFunds. Coopers & Lybrand LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. Coopers & Lybrand LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

     LEGAL COUNSEL

        Dechert Price & Rhoads serves as counsel to the ProFunds. The firm's address is 1500 K Street, N.W., Washington, DC 20005-1208,

     DISTRIBUTOR

        Concord Financial Group, Inc. will serve as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc. receives no compensation from the ProFunds for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.


SHAREHOLDER SERVICES PLAN


        Each ProFund has adopted a Shareholder Services Plan (the "Plan") which provides that each ProFund will make payments equal to 1.00% (on an annual basis) of the average daily value of the net assets of such ProFund's Adviser shares attributable to or held in the name of investment advisers and other authorized institutions that sell Service Shares ("Authorized Firms") for providing account administration services to their clients who are beneficial owners of such shares. The Administrator may act as an Authorized Firm. The Trust will enter into agreements ("Shareholder Services Agreements") with Authorized Firms that purchase Service Shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service shares of the applicable ProFund attributable to or held in the name of the Authorized Firm for its clients.

        The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreements, voted to adopt the Plan and Shareholder Services Agreements at a meeting called for the purpose of voting on such Plan and Shareholder Services Agreements on October 28, 1997. The Plan and Shareholder Services Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service shares of the affected ProFund. The Shareholder Services Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected ProFund on not more than 60 days' written notice to any other party to the Shareholder Services Agreements. The Shareholder Services Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the ProFunds and holders of Service shares of such ProFunds. In the Trustees' quarterly review of the Plan and Shareholder Services Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

        The intent of the Plan and Shareholder Services Agreements is to procure quality shareholder services on behalf of ProFund shareholders; in adopting the Plan and Shareholder Services Agreements, the Trustees considered the fact that such shareholder services may have the effect of enhancing distribution of ProFund Service shares and growth of the ProFunds. In light of this, the ProFunds intend to observe the procedural requirements of Rule 12b-1 under the 1940 Act on considering the continued appropriateness of the Plan and Shareholder Services Agreements.


COSTS AND EXPENSES


        Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration Trustees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.


PRINCIPAL HOLDERS OF THE TRUST


        As of the date of this Statement of Additional Information, the sole shareholder of ProFunds is National Capital Group Inc., which would control the outcome of any matter submitted for consideration by the shareholders of any ProFund.



                                    TAXATION

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund share. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

        Each ProFund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) in each taxable year beginning before August 6, 1997, derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely: (i) stock or securities; (ii) options, futures, or forward contracts (other than those on foreign currencies) that are not directly related to the ProFund's principal business of investing in stock or securities (or options and futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer
(other than U.S. government securities and the securities of other regulated investment companies).

        As a regulated investment company, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

        If ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

        Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

        Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

        Any Regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

        Transactions in options, futures and forward contracts undertaken by the ProFunds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

        Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

        Recently enacted rules may affect the timing and character of gain if a ProFund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund enters into certain transactions in property while holding substantially identical property, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

        The ProFund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called "excess distribution" with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

        The ProFund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

        Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund's shares. The ProFunds expect that such distributions will be taxable to shareholders as long-term capital gain, although the matter is not free from doubt. Capital gains dividends are not eligible for the dividends received deduction.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

        If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

DISPOSITION OF SHARES

        Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term, mid-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

        Each ProFund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

        Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

        Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.


                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS


        From time to time, each of the non-money market ProFunds may advertise the total return of the ProFund for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund. Other total return quotations, aggregate or average, over other time periods for the ProFund also may be included.


        The total return of a ProFund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund.


        Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.


YIELD CALCULATIONS

        From time to time, the Money Market ProFund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market ProFund refers to the income generated by an investment in the Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market ProFund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


        Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market ProFund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

        In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund's investment performance. In particular, performance information for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for the UltraOTC ProFund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index.

        In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund (other than the Money Market ProFund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the "Capital Appreciation ProFunds" grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the "Small Company Growth ProFunds" grouping for the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

        Further information about the performance of the ProFunds will be contained in the ProFunds' annual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at telephone number set forth on the cover page of this Prospectus.

RATING SERVICES

        The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

                              FINANCIAL STATEMENTS

                                 (see attached)

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of the ProFunds:

We have audited the accompanying statement of assets and liabilities of the Money Market ProFund as of October 15, 1997. This financial statement is the responsibility of the Money Market ProFund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Money Market ProFund as of October 15, 1997, in conformity with generally accepted accounting principles.


                                                COOPERS & LYBRAND L.L.P.


Columbus, Ohio
October 17, 1997

                                    PROFUNDS
                              MONEY MARKET PROFUND
                      STATEMENT OF ASSETS AND LIABILITIES

                             AS OF OCTOBER 15, 1997



ASSETS:

Cash                                                             $100,000
Deferred organization expenses                                     13,833
                                                                 --------
            Total Assets                                          113,833
                                                                 ========

LIABILITIES:
Accrued organization expenses                                      13,833
                                                                 --------
NET ASSETS:                                                      $100,000
                                                                 ========

NET ASSETS CONSIST OF:
            Capital - 100,000 shares of
               beneficial interest issued and
               outstanding;  unlimited shares
               authorized (par value $0.001) -
               Investor Class                                    $100,000
                                                                 ========

NET ASSET VALUE:
               Investor Class
              ($100,000/100,000 shares issued
              and outstanding) - offering and
              redemption price per share                            $1.00
                                                                 ========



See notes to financial statements.

                                    PROFUNDS
                              MONEY MARKET PROFUND
                              FINANCIAL STATEMENTS

                                OCTOBER 15, 1997


1.    ORGANIZATION

      ProFunds (the "Company"), an open-end management investment company established as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company offers shares of the following funds: Bull ProFund, UltraBull ProFund, Bear ProFund, Ultra Bear ProFund, Ultra OTC ProFund and Money Market ProFund each of which offers Investor Shares and Service Shares. Both classes of shares have identical rights and privileges except with respect to Service Organization fees and voting rights on matters affecting a single class of shares. The accompanying financial statements relates to only the Money Market ProFund ("The Fund"). The Fund had no operations other than those actions relating to organizational matters. As of October 15, 1997, all outstanding shares of the Fund are owned by National Capital Group, Inc., which is affiliated with Louis Mayberg, an officer of the Company.

      The investment objective of the Fund is to seek to provide investors with a high level of current income consistent with liquidity and preservation of capital through investment in high quality money market instruments.

2.    ORGANIZATION EXPENSES

      All costs incurred by the Company in connection with the organization of the Company and the initial public offering of shares of the Company, principally professional fees, have been deferred. Upon commencement of operations of the Fund, the deferred organization expenses will be amortized on a straight-line basis over a period of five years. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.

3.    RELATED PARTY TRANSACTIONS

      ProFund Advisors LLC ("ProFund") serves as the Investment Advisor of the non money market Profunds. The Fund invests in the Cash Management Portfolio. The investment advisor of the Cash Management Portfolio is Bankers Trust Company ("Bankers Trust"), a wholly-owned subsidiary of Bankers Trust New York Corporation. Under an advisory agreement with Bankers Trust, the Cash Management Portfolio pays an advisory fee at an annualized rate of 0.15% of the Cash Management Portfolio's average daily net assets. The Fund bears its pro rata portion of this advisory fee. BISYS Fund Services ("BISYS") serves the Funds as Administrator, Fund Accountant, and Transfer Agent. For its services as Administrator, BISYS will receive fees in the amount of 0.15% of the Fund's average daily net assets of $0 to $300 million, 0.13% of the Fund's average daily net assets of $300 million to $500 million, 0.11% of the Fund's average daily net assets of $500 million to $700 million, .09% of the Fund's average daily net assets of $700 million to $900 million, .07% of the Fund's average daily net assets of $900 million to $1 billion and .05% of the Fund's average daily net assets of $1 billion and over. ProFund also performs certain administration and client support services. For its services, ProFund receives a fee at an amount of 0.35% of the Fund's average daily net assets, Concord Financial Group, Inc., a wholly owned subsidiary of Concord Holding Corporation, a wholly owned subsidiary of The BISYS Group also serves as Distributor for the Fund's shares.

      Various registered investment advisors banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Authorized Firms") may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Authorized Firms in amounts up to an annual rate of 1.00% of the daily net asset value of the Fund's shares owned by shareholders with whom the Authorized Firms have a servicing relationship.

      The law firm of Michael L. Sapir, which is affiliated with an officer of the Fund has performed various legal services in connection with the initial registration and organization of the Trust. These costs, in the amount of $12,500, and the resultant payment liability are reflected in the Deferred organizational expenses and the accrued organizational expenses, respectively.

      Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in those capacities.


4.    ESTIMATES

      The preparation of this financial statement requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

Description of S&P's corporate ratings:


         AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

         S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's corporate bond ratings:

         Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch Investors Service's corporate bond ratings:

         AAA-Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market. Description of Duff & Phelps' corporate bond ratings:

         AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

         AA+, AA,-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Description of S&P's municipal bond ratings:

         AAA-Prime-These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         Revenue Bonds-Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

         AA-High Grade-The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

         S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's municipal bond ratings:

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P's municipal note ratings:

         Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's municipal note ratings:

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VIMG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

Description of Moody's Commercial paper ratings:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch Investors Service's commercial paper ratings:

         F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

Description of Duff & Phelps' commercial paper ratings:

         Duff 1+-Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

         Duff 1-Very high certainty of timely +.

Description of Moody's Commercial paper ratings:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch Investors Service's commercial paper ratings:

         F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

         A-Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB-Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         BB-Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

         B-Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

         CCC-Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

         CC-Obligations which are highly speculative or which have a high risk of default.

         C-Obligations which are currently in default.

         Notes:  "+" or "-".

Description of Moody's commercial paper ratings:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch Investors Service's commercial paper ratings:

         F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

         A3-Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

         B-Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

         C-Obligations for which there is an inadequate capacity to ensure timely repayment.

         D-Obligations which have a high risk of default or which are currently in default.

Description of Thomson Bank Watch Short-Term Ratings:

         TBW-1-The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2-The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated `TBW-1 ` `.

         TWB-3-The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


         TWB-4-The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Description of Thomson BankWatch Long-Term Ratings:

         AAA-The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

         AA-The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

         A-The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated `a ` ` could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB-The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade
(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

         BB-While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

         B-Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

         CCC-Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

         CC-"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

         D-Default

         These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATING IN THE LONG-TERM DEBT CATEGORIES MY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.